UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): August 26, 2019

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 105, Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K of SWK Holdings Corporation (“SWK Holdings”) originally filed on August 27, 2019 is filed solely for the purpose of providing the financial statements and pro forma financial information required by Regulation S-X with respect to SWK Products Holdings LLC, a Delaware corporation and wholly-owned subsidiary of SWK Holdings (“SWK Products”), entering into an Agreement and Plan of Merger (the “Agreement”), by and among Enteris BioPharma, Inc., a Delaware corporation (“Enteris”), SWK Products, SWK Acquisition Sub Inc., a Delaware corporation and wholly-owned subsidiary of SWK Products (“Merger Sub”), EBP Holdco LLC, a Delaware limited liability company and owner of 100% of the equity interests of Enteris (“Seller”), and Victory Park Credit Opportunities, L.P., Victory Park Credit Opportunities Intermediate Fund, L.P., VPC Fund II, L.P. and VPC Intermediate Fund II (Cayman), L.P. (collectively, the owners of Seller). Merger Sub was merged with and into Enteris, with Enteris continuing as the surviving entity in the merger.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The following audited financial statements of Enteris (with independent auditors’ report thereon) are attached hereto as Exhibit 99.1 and incorporated by reference herein:

•	Balance Sheets as of December 31, 2018 and 2017
•	Statements of Operations for the Years Ended December 31, 2018 and 2017
•	Statements of Stockholders’ Equity for the Years Ended December 31, 2018 and 2017
•	Statements of Cash Flows for the Years Ended December 31, 2018 and 2017
•	Notes to the Financial Statements

The following unaudited financial statements of Enteris are attached hereto as Exhibit 99.2 and incorporated by reference herein:

•	Unaudited Balance Sheets as of June 30, 2019 and 2018
•	Unaudited Statements of Operations for the Six Months Ended June 30, 2019 and 2018
•	Unaudited Statements of Stockholders’ Equity for the Six Months Ended June 30, 2019 and 2018
•	Unaudited Statements of Cash Flows for the Six Months Ended June 30, 2019 and 2018
•	Notes to the Unaudited Financial Statements

(b)	Pro forma financial information.

The following unaudited pro forma financial information of SWK Holdings is attached hereto as Exhibit 99.3 and incorporated by reference herein:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2019
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Six Months Ended June 30, 2019
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2018
•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(d)	Exhibits.

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ WINSTON BLACK
Winston Black
Chief Executive Officer

Date: November 12, 2019

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23.1	Consent of Independent Public Accounting Firm, BDO USA, LLP.
Exhibit 99.1	Audited consolidated financial statements of Enteris as of December 31, 2018 and for the year ended December 31, 2018 and the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon.
Exhibit 99.2	Unaudited condensed consolidated financial statements of Enteris as of June 30, 2019 and for the six-month period ended June 30, 2019 and the notes related thereto.
Exhibit 99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2019 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the six months period ended June 30, 2019, giving effect to the acquisition of Enteris.